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                                                                    Exhibit 10.4

                             SYBARI SOFTWARE, INC.
               2003 INCENTIVE AND NONQUALIFIED STOCK OPTION PLAN

1.   PURPOSES.

     The purposes of the Plan are to further the growth, development and financial success of Sybari Software, Inc. (the "Company") and its Subsidiaries by providing incentives to those officers and employees who have the capacity to contribute in substantial measure toward the growth and profitability of the Company and to assist the Company in attracting and retaining employees with the ability to make such contributions. To accomplish such purposes, the Plan provides that the Company may grant such employees Nonqualified Stock Options, Incentive Stock Options, or both.

2.   DEFINITIONS.

     Wherever the masculine gender is used in the Plan, it shall include the feminine and neuter and wherever a singular pronoun is used, it shall include the plural, unless the context clearly indicates otherwise. Whenever the following terms are used in the Plan, they shall have the meaning specified below, unless the context clearly indicates to the contrary.

     "Board" shall mean the Board of Directors of the Company.

     "Cause" shall mean an Employee's willful failure to perform his duties with the Company or a Subsidiary or the willful engaging in conduct which is injurious to the Company or a Subsidiary, monetarily or otherwise, as determined by the Committee in its sole discretion, provided that, if an Employee has entered into an employee agreement with the Company or a Subsidiary, the definition, if any, set forth in such agreement shall be substituted for the above.

     "Change in Control" shall mean a change in ownership or control of the Company effected through any of the following transactions:

          (a) a merger, consolidation or reorganization approved by the Company's stockholders, unless securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Company's outstanding voting securities immediately prior to such transaction,

          (b) any stockholder-approved transfer or other disposition of all or substantially all of the Company's assets, or

          (c) the acquisition, directly or indirectly by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934
Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board recommends such stockholders accept.

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     "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     "Committee" shall mean the Compensation Committee of the Board, appointed as provided in Section 5.1, or, if no such Committee has been appointed, the Board.

     "Company" shall mean Sybari Software, Inc., a New York corporation, and any successor corporation.

     "Designated Beneficiary" shall mean any individual designated by an Optionee, in a manner determined by the Committee, to receive amounts due the Optionee in the event of the Optionee's death. In the absence of an effective designation by the Optionee, Designated Beneficiary shall mean the Optionee's estate.

     "Director" shall mean a member of the Board.

     "Employee" shall mean any employee (including any officer whether or not a Director) of the Company, or of any corporation which is then a Subsidiary, who has been designated by the Board to participate in the Plan.

     "Early Retirement" shall mean an Employee's retirement from active employment with the Company or a Subsidiary in accordance with the early retirement provisions of a pension plan maintained by the Company or a Subsidiary, provided that, if no such plan is in existence, it shall mean the attainment of age fifty-five (55) and the completion of fifteen (15) years of service.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Fair Market Value" per Share as of a particular date shall mean, unless otherwise determined by the Committee:

          (a) the closing sales price per Share on a national securities exchange for the preceding ten days on which there was a sale of Shares on such exchange; or

          (b) if clause (a) does not apply and the Shares are then quoted on the National Association of Securities Dealers Automated Quotation system ("NASDAQ"), the closing price per Share as reported on NASDAQ for the preceding ten (10) days on which a sale was reported; or

          (c) if neither clause (a) or (b) applies and the Shares are then traded on an over-the-counter market, the average of the closing bid and asked prices for the Shares in such over-the-counter market for the preceding ten (10) days on which such bid and asked prices were quoted; or

          (d) if the Shares are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, may determine.


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     "Incentive Stock Option" shall mean an Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

     "Nonqualified Stock Option" shall mean an Option that is not an Incentive Stock Option.

     "Normal Retirement" shall mean an Employee's retirement from active employment with the Company or a Subsidiary in accordance with the normal retirement provisions of a pension plan maintained by the Company or a subsidiary, provided that, if no such plan exists, it shall mean retirement on or after attainment of age sixty-five(65).

     "Option" shall mean an option to purchase Shares granted pursuant to
Section 4.1.

     "Option Agreement" shall mean an Option Agreement, substantially in the form attached hereto as Exhibit A, to be entered into between the Company and an Optionee, which shall set forth the terms and conditions of the Options granted to such Optionee.

     "Optionee" shall mean an Employee to whom an Option has been granted pursuant to the Plan.

     "Permanent Disability" shall mean a physical or mental incapacity that renders an Optionee incapable of engaging in any substantial gainful employment, or that has lasted for a continuous period of no less than six consecutive months, or six months in any twelve-month period, as determined by the Committee in good faith in its sole discretion, provided that, if an Employee has entered into an employment agreement with the Company or a Subsidiary, the definition set forth in such agreement shall be substituted for the above definition. All determinations as to the date and extent of disability of any Optionee shall be made by the Committee upon the basis of such evidence as it deems necessary or desirable.

     "Plan" shall mean the Sybari Software, Inc. 2003 Incentive and Nonqualified Stock Option Plan, as amended from time to time.

     "Retirement" shall mean an Optionee's (a) Early Retirement which the Committee, in its sole discretion, has determined should be treated as a Retirement for purposes of the Plan, or (b) Normal Retirement.

     "Securities Act" shall mean the Securities Act of 1933, as amended.

     "Share" shall mean a share of the Company's Common Stock $0.01 par value per share.

     "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company, if each such corporation (other than the last corporation in the unbroken chain), or if each group of commonly controlled corporations, then owns fifty percent (50%) or more of the total combined voting power in one of the other corporations in such chain.

     "Ten-Percent Stockholder" shall mean an Employee, who, at the time an Incentive Stock Option is to be granted to him, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of
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stock of the Company or a Subsidiary (or, if applicable, a parent corporation within the meaning of Section 424(e) of the Code).

     "TERMINATION OF EMPLOYMENT" shall mean the Employee's termination of employment for any reason whatsoever, excluding any termination where there is a simultaneous reemployment by either the Company or a Subsidiary, provided that, if a corporation that is a Subsidiary ceases to be a Subsidiary as a result of a sale of stock, such sale shall be deemed to be a Termination of Employment of the Optionees who were employed by such corporation immediately prior to such sale.

3. ELIGIBILITY.

     Any Employee or Director who is designated by the Committee as eligible shall be eligible to be granted Options under the Plan.

4. TERMS OF OPTIONS.

     4.1 TERMS OF OPTIONS.

          (a) Price. The exercise price for the Shares subject to an Option, or the manner in which such exercise price is to be determined, shall be determined by the Committee, provided that, the exercise price per Share of any Incentive Stock Option shall not be less than 100% of the Fair Market Value of a Share as of the date the Option is granted (110% in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder).

          (b) Term. Options shall be for such term as the Committee shall determine, provided that no Option shall be exercisable after the expiration of ten years from the date it is granted (five years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder).

          (c) Vesting. Options shall be exercisable in such installments (which need not be equal) and at such times as the Committee may designate, as set forth in an Option Agreement. To the extent not exercised, installments shall accumulate and may be exercised, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires. The Committee may accelerate the exercisability of an Option at any time. Notwithstanding the foregoing, any Options that are not exercisable prior to a Change in Control shall become exercisable on the date of such Change in Control and shall remain exercisable for the remainder of their Term.

          (d) Exercise of Option After Termination of Employment.

          Subject to the terms of any written employment agreement and reflected in an Option Agreement, an Option granted under the Plan is exercisable by an Optionee only while he is an Employee, provided that any Options that are exercisable preceding an Optionee's Termination of Employment for any reason other than Cause, shall remain exercisable for the following period:


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                  (i) If the Optionee dies while an Employee, or if his
Termination of Employment is due to Permanent Disability or Retirement, the Optionee (or his Designated Beneficiary or personal representative, as applicable) may exercise the Option no later than twelve (12) months after such death or determination;

                  (ii) If the Optionee's Termination of Employment is for any reason other than those set forth in (i) above and is not for Cause, the Optionee may exercise the Option within three months after such termination;

                  (iii) If the Optionee dies during a period described in (i) or
(ii) above, his Designated Beneficiary may exercise such Option no later than the expiration of such extended period; or

                  (iv) Notwithstanding (i) through (iii) above or anything in an Option Agreement or the Plan to the contrary, at any time after the grant of an Option, the Committee, in its sole and absolute discretion and subject to whatever terms and conditions it selects, may provide that an Option may be exercised after the relevant extended period set forth above, but in no event later than the date that it would have expired under the Option Agreement.

         4.2 NONTRANSFERABILITY.

                  No Option granted hereunder shall be transferable by the Optionee to whom granted otherwise than by will or the laws of descent and distribution, and an Option may be exercised during the lifetime of such Optionee only by the Optionee or his guardian or legal representative; provided, however that an Optionee may designate a beneficiary to exercise his Option or other rights under the Plan after his death and, in the discretion of the Committee, Options may be transferable pursuant to a Qualified Domestic Relations Order ("QDRO"), as determined by the Committee or its designee.

         4.3 METHOD OF EXERCISE.

                  An Option shall be exercised by delivery of a written notice (in person or by first class mail to the Secretary of the Company at the Company's principal executive office) which specifies the number of Shares to be purchased and is accompanied by full payment therefor and otherwise in accordance with the Option Agreement pursuant to which the Option was granted. The purchase price for any Shares purchased pursuant to the exercise of an Option shall be paid in full upon such exercise in cash or by check made payable to the Company. If requested by the Committee, the Optionee shall deliver the Option Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Option Agreement to the Optionee. Not less than one hundred (100) Shares may be purchased at any time upon the exercise of an Option unless the number of Shares so purchased constitutes the total number of Shares then purchasable under the Option or the Committee determines otherwise, in its sole discretion.



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5. ADMINISTRATION.

         5.1 COMPOSITION OF COMPENSATION COMMITTEE.

                  The Plan shall be administered by the Committee, which shall consist of at least three individuals appointed by and serving at the pleasure of the Board, provided that each Committee member must qualify as an "outside director" as such term is used in Section 162(m) of the Code, unless the Board determines otherwise, in its sole discretion. All Committee members shall be members of the Board. Appointment of Committee members shall be effective upon acceptance of appointment Committee members may resign at any time by delivering thirty (30) days advance written notice to the Board and may be removed by the Board at any time for any reason. Vacancies in the Committee shall be filled by the Board. If no Committee has been appointed, the Plan shall be administered by the Board acting by a majority of the Board. In such case, the Board shall have all the powers and duties as would have been delegated to the Committee hereunder.

         5.2 DUTIES AND POWERS OF COMMITTEE.

                  (a) Subject to the provisions hereof, the Committee shall have
(a) the sole and complete authority to determine which Employees shall be granted options, the number of Shares to be covered by each Option, the exercise price therefor and the terms and conditions applicable to the exercise of the Option, (b) the authority to grant Incentive Stock Options, Nonqualified Stock Options or both. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and shall comply with Section 422 of the Code and any rules or regulations promulgated thereunder, including the requirement that the aggregate Fair Market Value (determined as of the date of grant) of the Shares granted under the Plan and all other option plans of the Company and any Subsidiary (and, if applicable, any parent corporation, within the meaning of Section 424(e) of the Code) that become exercisable by an Optionee during any calendar year shall not exceed $100,000. To the extent that the limitation set forth in the preceding sentence is exceeded for any reason (including the acceleration of the time for exercise of an Option), the Options with respect to such excess amount shall be treated as Nonqualified Stock Options.

                  (b) It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its terms and provisions. The Committee shall have the power to interpret the Plan and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee shall be binding upon all persons, including, but not limited to, the Company, stockholders, all Subsidiaries, Employees, Directors, Optionees and Designated Beneficiaries.

         5.3 COMMITTEE ACTIONS.

                  The Committee shall act by a majority of its members in office in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all of the members of the Committee.



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         5.4 COMPENSATION; PROFESSIONAL ASSISTANCE.

                  Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities incurred by members of the Committee in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, or other persons. The Committee, the Company and its officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons.

         5.5 DELEGATION OF AUTHORITY.

                  The Committee may, in its sole and absolute discretion, delegate to any proper officer of the Company, or more than one of them, any or all of the administrative duties of the Committee under this Plan.

         5.6 NO LIABILITY.

                  No member of the Board or the Committee, or Director, officer of the Company or other Employee shall be liable, responsible or accountable in damages or otherwise for any determination made or other action taken or any failure to act by such person with respect to the Plan so long as such person is not determined to be guilty by a final adjudication of willful misconduct with respect to such determination, action or failure to act.

         5.7 INDEMNIFICATION.

                  To the fullest extent permitted by law, each member of the Board and the Committee and each Director, officer of the Company or Employee shall be held harmless and be indemnified by the Company for any liability, loss (including amounts paid in settlement), damages or expenses (including reasonable attorneys' fees) suffered by virtue of any determinations, acts or failures to act, or alleged acts or failures to act, in connection with the administration of the Plan so long as such person is not determined by a final adjudication to be guilty of willful misconduct with respect to such determination, action or failure to act.

6. SHARES SUBJECT TO THE PLAN.

         6.1 SHARES SUBJECT TO THE PLAN.

                  The maximum number of Shares that may be issued upon the exercise of Options granted under the Plan is 1,000,000. The Company shall reserve such number of Shares for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each. In the event that an Option expires or is terminated unexercised as to any Shares covered thereby, or is canceled or forfeited for any reason under the Plan without the delivery of Shares, such Shares shall thereafter be again available for award pursuant to the Plan.



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         6.2 EFFECT OF CHANGES IN COMPANY'S SHARES.

                  In the event that the Committee determines that any stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Shares at a price substantially below fair market value, or other similar corporate event affects the Shares such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under the Plan, the Committee shall, in its sole discretion, and in such manner as the Committee may deem equitable, adjust any or all of (a) the number and kind of shares subject to outstanding Options, and
(b) the exercise price with respect to any outstanding Option and/or, if deemed appropriate, make provision for a cash payment to an Optionee, provided, however, that the number of Shares subject to any Option shall always be a whole number.

7. MISCELLANEOUS.

         7.1 EFFECTIVE DATE; TERM OF PLAN.

                  The Plan has been approved by the Board and by the Company's stockholders, and shall be effective as of the date of Board approval (the "Effective Date"). The Plan shall continue in effect until ten years after the date it was approved by the Company's stockholders.

         7.2 AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN.

                  The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board. Neither the amendment, suspension nor termination of the Plan shall, without the consent of an Optionee, alter or impair any rights or obligations under any option theretofore granted. No Options may be granted during any period of suspension nor after termination of the Plan, and in no event may any Options be granted under the Plan after June 16, 2013.

         7.3 AMENDMENT OF OPTION.

                  The Committee may amend, modify or terminate any outstanding Option with the Optionee's consent at any time prior to payment or exercise in any manner not inconsistent with the terms of the Plan, including without limitation, (a) to change the date or dates as of which an Option becomes exercisable or Shares become vested, or (b) to cancel and reissue an Option under such different terms and conditions as it determines appropriate.




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         7.4 NO RIGHTS AS STOCKHOLDER.

                  No holder of an Option shall be deemed to be or to have the rights and privileges of an owner of Shares unless and until certificates representing such Shares have been issued to such holder. As a condition to any exercise of the Option by the Optionee, the Optionee shall be required to be a party to, or to contemporaneously with such exercise become a party to, the Stockholders Agreement

         7.5 EFFECT OF PLAN UPON OTHER COMPENSATION AND INCENTIVE PLANS.

                  The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company or any Subsidiary to establish any other forms of incentives or compensation for Employees.

         7.6 REGULATIONS AND OTHER APPROVALS.

                  (a) The obligation of the Company to sell or deliver Shares with respect to Options shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

                  (b) The Committee may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority or to obtain the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder for Employees granted Incentive Stock Options.

                  (c) Each Option is subject to the requirement that, if at any time the Committee determines, in its sole discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or the issuance of Shares, no Options shall be granted or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

                  (d) In the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Committee may require any individual receiving Shares pursuant to the Plan, as a condition precedent to receipt of such Shares, to represent to the Company in writing that the Shares acquired by such individual are acquired for investment only and not with a view to distribution. The certificate for any Shares acquired pursuant to the Plan shall include any legend that the Committee deems appropriate to reflect any restrictions on transfer.



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
         7.7 GOVERNING LAW.

                  The Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of New York without giving effect to the choice of law principles thereof.

         7.8 WITHHOLDING OF TAXES.

                  As a condition to the exercise of an Option and the continued holding of shares received upon exercise of an Option, to the extent required by law, no later than the date as to which an amount first becomes includible in the gross income of an Optionee for federal income tax purposes with respect to any award granted under the Plan, the Optionee shall pay to the Company, or make arrangements satisfactory to the Company regarding the minimum statutory payment of, any federal, state, or local taxes of any kind required by law or the Company to be withheld with respect to such amount. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Optionee.

         7.9 NO RIGHT TO CONTINUED EMPLOYMENT.

                  Nothing in the Plan or in any award agreement shall confer upon any Employee any right to continue in the employ of the Company or any Subsidiary or shall interfere with or restrict in any way the right of the Company and its Subsidiaries, which are hereby expressly reserved, to remove, terminate or discharge any Employee at any time for any reason whatsoever, with or without Cause.

         7.10 TITLES; CONSTRUCTION.

                  Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan. The masculine pronoun shall include the feminine and neuter and the singular shall include the plural, when the context so indicates.



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
                                    EXHIBIT A

                         FORM OF STOCK OPTION AGREEMENT

                  THIS AGREEMENT, dated as of _____________, is made by and between Sybari Software, Inc. a New York corporation (the "Company") and
          (the "Optionee").

                  WHEREAS, the Optionee has been selected by the Committee to receive a grant of stock options under the Sybari Software, Inc. 2003 Incentive and Nonqualified Stock Option Plan (the "Plan").

                  NOW, THEREFORE, in consideration of the Optionee's employment or service with the Company, the Company and the Optionee agree as follows:

1. DEFINITIONS.

                  Any capitalized term not defined herein shall have the meaning set forth in the Plan.

2. GRANT OF OPTION.

                  (a) Grant; Grant Date. Subject to the terms and conditions hereof, the Company hereby grants to the Optionee as of _____________ (the
"Grant Date") an option to purchase up to           Shares at an exercise price
of $     per share.

                  (b) Adjustments in Option. In the event that the outstanding Shares subject to the Option are changed into or exchanged for a different number or kind of shares or securities of the Company, or of another corporation, by reason of reorganization, merger or other subdivision, consolidation, recapitalization, reclassification, stock split, issuance of warrants, stock dividend or combination of shares or similar event, the Committee shall make an appropriate and equitable adjustment in the Option so that the Optionee's proportionate interest shall be maintained as before the occurrence of such event, provided that any such adjustment shall be consistent with the provisions of the Optionee's employment agreement, if applicable.

                  (c) Form of Option. Options are to be Incentive Stock Options.

                  (d) Term. The Option shall expire on the      anniversary
(     anniversary in the case of an Incentive Stock Option granted to a ten-percent stockholder) of the Grant Date, unless terminated earlier by the Committee.

                  (e) Vesting. Subject to the provisions of Section 4.1(c) of the Plan, the Options are immediately vested on the Grant Date.

                  (f) Exercise. The Optionee may exercise an Option in whole or in part at any time by delivering written notice of such exercise to the Secretary of the Company of the number of Shares as to which the Option is being exercised, and enclosing payment for the Shares with respect to which the Option is being exercised. Such payment shall be in cash or by check, made payable to the Company. Partial exercise shall be for whole Shares only and shall not be for less than one hundred (100) Shares unless the number of Shares purchased constitutes the total number of Shares then remaining subject to the Option or the Committee permits such smaller exercise in its sole discretion.

                  (g) Exercise Following Termination of Employment. In the event the Optionee's Termination of Employment is for Cause, the Option, whether exercisable or nonexercisable, at such time, shall be deemed to have terminated as of the day preceding such Termination of Employment. If such Termination of Employment is for any reason other than for Cause, any outstanding portion of the Option that has become exercisable shall be exercisable for the following periods:

                           (i) If the Optionee dies while an Employee, or if his Termination of Employment is due to Permanent Disability or Retirement, the Optionee (or his Designated Beneficiary or personal representative, as applicable) may exercise the Option no later than twelve
                                    (12) months after such death or
                                    determination;

                           (ii) If the Optionee's Termination of Employment is for any reason other than those set forth in (i) above and is not for Cause, the Optionee may exercise the Option within three months after such termination;

                           (iii) If the Optionee dies during a period described in (i) or (ii) above, his Designated Beneficiary may exercise such Option no later than the expiration of such extended period; or

                           (iv) Notwithstanding (i) through (iii) above or anything in an Option Agreement or the Plan to the contrary, at any time after the grant of an Option, the Committee, in its sole and absolute discretion and subject to whatever terms and conditions it selects, may provide that an Option may be exercised after the relevant extended period set forth above, but in no event later than the date that it would have expired under the Option Agreement.

                  (h) Nontransferability. The Option shall not be transferable other than by will or the laws of descent and distribution, and no transfer so effected shall be effective to bind the Company unless the Company has been furnished with written notice thereof and a copy of the will and/or such other evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of the Option, provided, however, that, in the discretion of the Committee, Options may be transferred pursuant to a Qualified Domestic Relations Order (within the meaning of the Code).

                  (i) Conditions to Issuance of Stock Certificates.

                           (i) The Shares deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued Shares or issued Shares which have been reacquired by the Company. Such Shares shall be fully paid and non-assessable. The stock certificates evidencing the Shares shall bear such legends restricting transferability as the Committee deems necessary or advisable.

                           (ii) The Company shall not be required to issue or deliver any certificate or certificates for Shares deliverable upon any exercise of the Option prior to fulfillment of all of the following conditions:

                                    1)       The completion of any registration
                                             or other qualification of such
                                             Shares under any federal law or
                                             under rulings or regulations of the
                                             Securities and Exchange Commission
                                             or of any other governmental
                                             regulatory body, or the obtaining
                                             of approval or other clearance from
                                             any state or federal governmental
                                             agency which the Committee shall,
                                             in its sole discretion, deem
                                             necessary or advisable.

                                    2)       If, in its sole discretion, the
                                             Committee deems it necessary or
                                             advisable, the execution by the
                                             Optionee of a written
                                             representation and agreement, in a
                                             form satisfactory to the Committee,
                                             in which the Optionee represents
                                             that the Shares acquired by him
                                             upon exercise are being acquired
                                             for investment and not with a view
                                             to distribution thereof.

                  (j) Rights as Stockholder. The Optionee shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any Shares purchasable upon the exercise of the Option unless and until certificates representing such Shares have been issued by the Company. As a condition to any exercise of the Option by the Optionee, the Optionee shall be required to be a party to, or to contemporaneously with such exercise become a party to, the Stockholders Agreement.

3. MISCELLANEOUS.

                  (a) Administration. The Committee shall have the power to interpret the Plan and this Agreement, and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Optionee, the Company, and all other interested persons.

                  (b) Withholding of Taxes. No later than the date as of which an amount first becomes includible in the gross income of the Optionee for federal income tax purposes with respect to the grant of the Option under this Agreement, the Optionee shall pay to the Company, or the Optionee (or his Designated Beneficiary) shall make arrangements satisfactory to the Company regarding the minimum statutory payment of, any federal, state, or local taxes of any kind required by law or the Company to be withheld with respect to such amount. The obligations of the Company under this Agreement shall be conditioned on such payment or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Optionee.

                  (c) No Right to Continued Employment. Nothing in this Agreement or in the Plan shall confer upon the Optionee any right to continue in the employ of the Company or shall interfere with or restrict in any way the rights of the Company, which are hereby expressly reserved, to discharge the Optionee at any time for any reason whatsoever, with or without cause.

                  (d) Entire Agreement; Amendment. This Agreement, and the Plan, constitute the entire agreement between the parties with respect to the subject matter hereof, and supersede all prior agreements and understandings between the parties with respect to such subject matter. Any term or provision of this Agreement may be waived at any time by the party which is entitled to the benefit thereof, and any term or provision of this Agreement may be amended or supplemented at any time by the mutual consent of the parties hereto, except that any waiver of any term or condition, or any amendment, of this Agreement must be in writing.

                  (e) Governing Law. The laws of the State of New York shall govern the interpretation, validity and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflict of laws.

                  (f) Successors. This Agreement shall be binding upon and inure to the benefit of the successors, assigns and heirs of the respective parties.

                  (g) Notices. All notices or other communications made or given in connection with this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by registered or certified mail, return receipt requested, to those listed below at their following respective addresses or at such other address as each may specify by notice to the others:

                  To the Optionee:




                  To the Company:

                  Sybari Software, Inc.
                  353 Larkfield Road
                  East Northport, New York 11731
                  Attn: General Counsel

                  Copy to:

                  Kaye Scholer LLP
                  425 Park Avenue
                  New York, New York 10022
                  Attention: Emanuel S. Cherney, Esq.

                  (h) Waiver. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver thereof or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

                  (i) Conflict with the Plan. In the event of any conflict or inconsistency between the provisions of this Agreement and the Plan, the provisions of the Plan shall control.

                  (j) Injunctive Relief The Optionee acknowledges and agrees that a violation of Section 2(h) hereof will cause the Company irreparable injury for which adequate remedy at law is not available. Accordingly, the Optionee agrees that the Company shall be entitled to an injunction, restraining order or other equitable relief to prevent the breach of such provisions and to enforce the terms and provisions hereof in any court of competent jurisdiction in the United States or any remedy to which it may be entitled to at law or equity.

                  (k) Titles; Construction. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Agreement. The masculine pronoun shall include the feminine and neuter and the singular shall include the plural, when the context so indicates.

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                    SYBARI SOFTWARE, NC.


                                    By
                                      -----------------------------------------
                                    Name: Robert Wallace
                                    Title: President



                                    By
                                      -----------------------------------------

                                 EXERCISE NOTICE



DATE



Sybari Software Inc.
353 Larkfield Road
East Northport, New York 11731
Attention: President or General Counsel


The undersigned hereby irrevocably elects to exercise __________ options to purchase ______ shares of common stock, par value $0.01 per share ("Common Stock"), of Sybari Software Inc., a New York corporation, (the "Company") under
that certain Stock Option Agreement, dated            by and between the Company
and the undersigned, and the undersigned herewith makes payment for the Common Stock issuable upon exercise thereof for an aggregate price in the amount of
$_________ ($       per share). The undersigned requests that certificates for such shares of Common Stock be issued in the name of the undersigned and delivered to the address set forth below.


By:
   ------------------------
[Please Sign Name]


By:
   ------------------------
[Please Print Name]



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